EXHIBIT 24







1.   Powers of Attorney from the following persons are attached:

                         Richard G. Holder
                         Henry S. Savedge, Jr.
                         William O. Bourke
                         Thomas A. Graves, Jr.
                         Gerald Greenwald
                         John R. Hall
                         Robert L. Hintz
                         David P. Reynolds
                         Randolph N. Reynolds
                         Charles A. Sanders
                         Ralph S. Thomas
                         Robert J. Vlasic
                         Joe B. Wyatt


2. A certified copy of resolutions adopted by the Board of Directors of Reynolds Metals Company on February 18, 1994 is attached.


                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   Richard G. Holder
                                   Richard G. Holder


                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   Henry S. Savedge, Jr.
                                   Henry S. Savedge, Jr.


                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   William O. Bourke
                                   William O. Bourke


                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   Thomas A. Graves, Jr.
                                   Thomas A. Graves, Jr.


                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   Gerald Greenwald
                                   Gerald Greenwald



                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   John R. Hall
                                   John R. Hall


                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   Robert L. Hintz
                                   Robert L. Hintz


                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   David P. Reynolds
                                   David P. Reynolds



                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   Randolph N. Reynolds
                                   Randolph N. Reynolds



                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   Charles A. Sanders
                                   Charles A. Sanders



                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 20th day of April, 1994.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   Ralph S. Thomas
                                   Ralph S. Thomas


                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   Robert J. Vlasic
                                   Robert J. Vlasic



                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints D. Michael Jones and Brenda A. Hart, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Reynolds Metals Company (the "Company")), to

          (i) Sign the Annual Report on Form 10-K of the Company for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, if any, with the Securities and Exchange Commission (the "SEC"), and to take all such other action which they or either of them may consider necessary or desirable in connection therewith, all in accordance with the Securities Exchange Act of 1934, as amended; and

         (ii) Sign any and all post-effective amendments to the Company's Registration Statements relating to (a) the offer and sale of interests in the Reynolds Metals Company Savings and Investment Plan for Salaried Employees and an indefinite number of shares of the Company's common stock, without par value (the "Common Stock") in connection therewith, (b) the offer and sale of up to 900,000 shares of Common Stock together with an indeterminate amount of interests to be offered and sold in connection therewith under the Reynolds Metals Company Savings Plan for Hourly Employees, (c) the offer and sale of 1,200,000 shares of Common Stock under the Reynolds Metals Company 1982 Nonqualified Stock Option Plan, (d) the offer and sale of 3,000,000 shares of Common Stock under the Reynolds Metals Company 1987 Nonqualified Stock Option Plan, and (e) the offer and sale of 3,250,000 shares of Common Stock under the Reynolds Metals Company 1992 Nonqualified Stock Option Plan, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC; and

        (iii) Sign any and all Registration Statements on Form S-3, or on such other form as may be appropriate, for registration of the shares of Common Stock and Series A Junior Participating Preferred Stock (without par value) of the Company, issuable upon exercise of Rights (as defined in the Rights Agreement between the Company and The Chase Manhattan Bank, N.A., dated as of November 23, 1987, as amended from time to time) and any and all amendments (including post-effective amendments) to such Registration Statements, and to file the same, with all exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the SEC; and

         (iv) Sign any and all post-effective amendments to the Company's Registration Statements relating to the offer and sale of up to $1,650,000,000 principal amount of unsecured debt securities of the Company, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC; and

          (v) Sign any and all post-effective amendments to the Company's Registration Statement relating to the offer and resale from time to time of up to 3,000,000 shares of Common Stock by the Trustee of the Reynolds Metals Company Pension Plans Master Trust, and to file the same, with all exhibits thereto, and all prospectuses, prospectus supplements, pricing supplements and documents in connection therewith, with the SEC;

granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall expire on the 28th day of February, 1995.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 18th day of February, 1994.



                                   Joe B. Wyatt
                                   Joe B. Wyatt

     I, Brenda A. Hart, an Assistant Secretary of REYNOLDS METALS COMPANY, a Delaware corporation (the "Company"), do hereby certify that the following is a true and complete copy of resolutions relating to the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 1993, duly adopted by the Board of Directors of the Company at its meeting held on February 18, 1994, and that said resolutions are now in full force and effect:

          RESOLVED, that the form presented to the meeting of the 1993 Annual Report on Form 10-K (the "Report") to be filed by the corporation with the Securities and Exchange Commission is hereby approved; and

          FURTHER RESOLVED, that the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Controller, and the Vice President, General Counsel and Secretary are each hereby authorized on behalf of this corporation to execute and file the Report with the Securities and Exchange Commission, in the form or substantially the form presented, with such changes therein and amendments thereto as such officers deem appropriate to comply with requirements of law, and to take all such further actions and proceedings as they deem necessary or appropriate to carry out the purpose of these resolutions; and

          FURTHER RESOLVED, that each director or officer who may be required to execute the Report or any amendments thereto is hereby authorized to execute a power of attorney appointing D. MICHAEL JONES and BRENDA A. HART, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute and deliver the Report and amendments on his behalf and on behalf of the corporation and to act on his behalf and on behalf of the corporation in all matters relating to the Report, as fully to all intents and purposes as if he himself were personally present.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the corporate seal of the Company to this certificate this 9th day of March, 1994.




                                   Brenda A. Hart
                                   Brenda A. Hart
                                   Assistant Secretary

SEAL